UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 27, 2012

NUTRASTAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52899	80-0264950
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

7/F Jinhua Mansion
41 Hanguang Street
Nangang District, Harbin
150080 People's Republic of China
(Address of Principal Executive Offices)

(86) 451-82287746
Registrant’s Telephone Number, Including Area Code:

_____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 25, 2012, New Zealand WAYNE’s Investment Holdings Co., Ltd., being the record holder of 8,949,424 shares of common stock, $0.001 par value per share (“Common Stock), of Nutrastar International Inc. (the “Company”), constituting 54.18% of the Company’s issued and outstanding voting securities, adopted written resolutions approving the Company’s amended 2009 Equity Incentive Plan (the “Amended Plan”), under which the number of shares of Common Stock issuable is increased from 1,000,000 to 2,500,000.

The Company’s Board of Directors approved the Amended Plan on July 23, 2012. The Company intends to file the requisite Information Statement on Schedule 14C, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, with the Securities and Exchange Commission as promptly as practicable.

A copy of the Amended Plan is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Nutrastar International Inc. 2009 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nutrastar International Inc.

Date: July 27, 2012

/s/ Lianyun Han
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Nutrastar International Inc. 2009 Equity Incentive Plan, as amended.